SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  Regions Funds
                (Name of Registrant as Specified In Its Charter)
                            Federated Investors, Inc.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                                                      REGIONS FUNDS

Proxy Statement - Please Vote!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.


Regions Funds (the "Trust") will hold a special meeting in lieu of annual meeting of shareholders of Regions Aggressive Growth Fund, Regions Balanced Fund, Regions Fixed Income Fund, Regions Growth Fund, Regions Limited Maturity Government Fund, Regions Treasury Money Market Fund and Regions Value Fund (collectively, the "Funds") on June 15, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Trustees, ratification of independent auditors, and changes to the Funds' fundamental investment policies. The Trustees also recommend an amendment to the Declaration of Trust.

Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

Why am I being asked to vote on the ratification of independent auditors?
The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

The Board of Trustees approved the selection of Deloitte & Touche LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

Why are the Funds' "fundamental policies" being changed or removed?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o remove fundamental policies that are no longer required by the securities laws of individual states.

Regions Bank Capital Management Group, the Funds' investment adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Funds and their shareholders. The Board believes that the proposed changes will be applied responsibly by the Funds' investment adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why are the Trustees recommending an amendment to the Declaration of Trust?
The Declaration organizing the Trust was prepared nearly eight years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending changes to the Declaration of Trust that permit the Trust to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.
 Federated's toll-free number is 1-800-341-7400.

                              After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

2




                                                                     PRELIMINARY


                                  REGIONS FUNDS

                         Regions Aggressive Growth Fund
                              Regions Balanced Fund
                            Regions Fixed Income Fund
                               Regions Growth Fund
                    Regions Limited Maturity Government Fund
                       Regions Treasury Money Market Fund
                               Regions Value Fund


                            NOTICE OF SPECIAL MEETING
                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 15, 1999


                  A Special Meeting in lieu of Annual Meeting of the shareholders of Regions Funds (the "Trust"), which presently consists of seven portfolios or series, Regions Aggressive Growth Fund ("Aggressive Growth Fund"), Regions Balanced Fund ("Balanced Fund"), Regions Fixed Income Fund ("Fixed Income Fund"), Regions Growth Fund ("Growth Fund"), Regions Limited Maturity Government Fund ("Government Fund"), Regions Treasury Money Market Fund ("Treasury Fund") and Regions Value Fund ("Value Fund") (individually, a "Fund" and collectively, the "Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m.
(Eastern time), on June 15, 1999 to consider proposals:

                     (1)   To elect seven Trustees.

                     (2) To ratify the selection of the Trust's independent auditors.

                     (3) To make changes to the Funds' fundamental investment policies:

                    (a) To amend the Funds' fundamental investment policies regarding diversification;

                           (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                           (c) To amend the Funds' fundamental investment
policies regarding investments in real estate;

                           (d) To amend the Funds' fundamental investment
policies regarding investments in commodities;

                           (e) To amend the Funds' fundamental investment
policies regarding underwriting securities;

                           (f) To amend the Funds' fundamental investment
policies regarding lending by the Funds;

                           (g) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry;

                           (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin; and

                           (i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets.

                     (4) To eliminate the Funds' fundamental investment policies on selling securities short.

                     (5) To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.

The Board of Trustees has fixed April 27, 1999 as the record date for determination of shareholders entitled to vote at the meeting.



                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary


May 11, 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

3




                                TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting...................................

Election of Seven Trustees.....................................................

About the Election of Trustees.................................................

Trustees Standing for Election.................................................

Nominees Not Presently Serving as Trustees.....................................

Ratification of the Selection of Independent Auditors..........................

Approval of Changes to the Funds' Fundamental Investment
     Policies..................................................................

Approval of the Elimination of Certain Fundamental Investment
     Policies of the Funds.....................................................

Approval of an Amendment and Restatement to the Trust's
     Declaration of Trust......................................................

Information About the Trust....................................................

Proxies, Quorum and Voting at the Meeting......................................

Share Ownership of the Trustees................................................

Trustee Compensation...........................................................

Officers of the Trust..........................................................

Other Matters and Discretion of Attorneys Named in the Proxy...................

44



                                                                     PRELIMINARY

                                 PROXY STATEMENT


                                  REGIONS FUNDS

                         Regions Aggressive Growth Fund
                              Regions Balanced Fund
                            Regions Fixed Income Fund
                               Regions Growth Fund
                    Regions Limited Maturity Government Fund
                       Regions Treasury Money Market Fund
                               Regions Value Fund

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of seven portfolios or series: Regions Aggressive Growth Fund ("Aggressive Growth Fund"), Regions Balanced Fund ("Balanced Fund"), Regions Fixed Income Fund ("Fixed Income Fund"), Regions Growth Fund ("Growth Fund"), Regions Limited Maturity Government Fund ("Government Fund"), Regions Treasury Money Market Fund ("Treasury Fund") and Regions Value Fund ("Value Fund") (individually, a "Fund" and collectively, the "Funds"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed changes recommended in both the investment policies of the Funds and the Amended and Restated Declaration of Trust, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 11, 1999, to shareholders of record at the close of business on April 27, 1999 (the "Record Date").

         On the Record Date, the Funds had outstanding shares of beneficial interest as follows:

         Aggressive Growth Fund:
         Balanced Fund:
         Fixed Income Fund:
         Government Fund:
         Growth Fund:
         Treasury Fund:
         Value Fund:

         The Funds' annual prospectuses, which include audited financial statements for the fiscal year ended November 30, 1998, were previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Murray and Walsh are presently serving as Trustees. If elected by shareholders, Messrs. Cunningham, Donahue and Mansfield are expected to assume their responsibilities as Trustees effective July 1, 1999. Please see "About the Election of Trustees" below for current information about the Nominees.

         Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Walsh were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Donahue and Mansfield are being proposed for election as Trustees to fill vacancies anticipated to result from the resignations of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Donahue and Mansfield are not elected as Trustees.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) Trustees standing for election, and (ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:


Trustees Standing for Election


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.


John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.


Nominees Not Presently Serving as Trustees

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc.; Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


Charles F. Mansfield, Jr.
80 South Road
Westhampton, NY

Birthdate:  April 10, 1945

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on February 15, 1999.

         The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

         Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
              VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

                        APPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #3(a) to #3(i) and #4

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

         After the Trust was formed in 1991, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

          (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees

         The recommended changes are specified below. Each Proposal will be voted on separately by each Fund, and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Funds' investment objectives. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risks associated with investments in the Funds. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Funds are managed.

         The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #3(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                       POLICIES REGARDING DIVERSIFICATION

         Under the 1940 Act, the Funds' policy relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. This limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Funds' present policies regarding diversification state:

         Aggressive Growth Fund, Balanced Fund, Growth Fund and Value Fund:
         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States, its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer. For these purposes, the Fund considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, assets, designations or other differences."

         Fixed Income Fund, Government Fund and Treasury Fund:
         "With respect to 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. In addition, the Fund will not acquire more than 10% of the outstanding voting securities of that issuer."

         In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Trustees propose to amend the Funds' diversification policies to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policies comply with the U.S. Securities and Exchange Commission's (the "SEC" or "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation.

         Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

         The Treasury Fund is governed by Rule 2a-7 of the 1940 Act. This rule imposes stricter diversification requirements on money market funds. It generally requires that the Treasury Fund not invest more than 5% of its total assets in the securities of any issuer.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires each Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Funds' ability to subject their assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Funds prior to the rights of shareholders.

         Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

         Balanced Fund, Growth Fund and Value Fund:
         "The Fund will not issue senior securities, except that it may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money except as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

          Aggressive Growth Fund, Fixed Income Fund, Government Fund and Treasury Fund: "The Fund will not issue senior securities, except that it may borrow money directly in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money except as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

Senior Securities-Generally. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Funds permit borrowing only as a temporary measure for extraordinary purposes. The proposed investment policy would provide greater flexibility, and would permit a Fund to borrow money, directly or indirectly (such as through reverse repurchase agreements, where permitted by the Fund's policies), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not presently intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities for each Fund will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

 PROPOSAL #3(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                      REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Funds' policies concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate. The current policies, however, allow the Funds (with the exception of the Treasury Fund) to invest in companies that deal in real estate, or to invest in securities that are secured by real estate, and state:

         Each Fund Except Treasury Fund:
         "The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in the securities of companies whose business involves the purchase of sale of real estate or in securities which are secured by real estate or interests in real estate."

     Treasury Fund: "The Fund will not purchase or sell real estate, including limited partnership interests."

         The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate for each Fund will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                      REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. The Funds are currently subject to fundamental restrictions prohibiting the purchase or sale of commodities, commodity contracts or commodity futures contracts that state:

          Aggressive Growth Fund, Balanced Fund, Fixed Income Fund, Growth Fund and Value Fund: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts or options on futures contracts and related options with respect to financial instruments, securities, or securities indices."

         Government Fund and Treasury Fund:
         "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

         The proposed policy would provide appropriate flexibility for the Aggressive Growth Fund, Balanced Fund, Fixed Income Fund, Growth Fund and Value Fund to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were affirmatively authorized by the Board and disclosed in the Funds' prospectuses or statement of additional information. Upon shareholder approval, the fundamental investment policies governing investments in commodities for the Funds will state:
         Aggressive Growth Fund, Balanced Fund, Fixed Income Fund, Growth Fund
          and Value Fund:
         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities."

         Government Fund and Treasury Fund:
         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Funds' policies relating to underwriting are required to be fundamental. The Funds currently are subject to a fundamental investment policy prohibiting them from acting as an underwriter of the securities of other issuers that states:

         "The Fund will not underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where a fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting for each Fund will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement to standardized language, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                                REGARDING LENDING

         Under the 1940 Act, the Funds' policies concerning lending must be fundamental. The Funds currently are subject to fundamental investment restrictions limiting their ability to make loans that state:

         Balanced Fund and Value Fund:
         "The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust."

         Government Fund:
         "The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations."

         Aggressive Growth Fund, Fixed Income Fund and Growth Fund:
         "The Fund will not lend any of its assets, except that the Fund will lend portfolio securities (limited to one-third of the value of its total assets). This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust."

         Treasury Fund:
         "The Fund will not lend any of its assets,  except that it may purchase or hold U.S.  Treasury  obligations  permitted by its investment objective, policies and limitations, or Declaration of
          Trust."

         In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental restrictions (except the Treasury Fund's restriction) specifically permit such investments. In addition, the Funds' fundamental policies (in the case of each Fund except the Treasury Fund) explicitly permit the Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which a Fund currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets by each Fund will state:

         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

  PROPOSAL #3(g): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING
                 CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE
                  SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Funds' policies relating to the concentration of their investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Funds currently have fundamental investment policies prohibiting them from concentrating their investments in a single industry which state:

         Each Fund Except Government Fund:
         "The Fund will not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry (other than securities issued by the U.S. government, its agencies or instrumentalities)."

         Government Fund:
         "The Fund will not invest 25% or more of the value of its total assets in securities of issuers having their principal business activities in the same industry."

         Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration for each Fund will provide:

         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry."

         The Trust's Board has also approved a related non-fundamental policy for each Fund, which will be adopted if the new fundamental policy is approved by shareholders, and which provides that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

  PROPOSAL #3(h): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL
               INVESTMENT POLICIES REGARDING BUYING SECURITIES ON
                                     MARGIN

         The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with a non-fundamental restriction. The Funds' current policies provide:

               Aggressive Growth Fund, Balanced Fund, Fixed Income Fund, Growth Fund and Value Fund: "The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered as a purchase of a security on margin."

         Government Fund and Treasury Fund:
         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

         The proposed non-fundamental policies make minor changes in wording from the existing fundamental restrictions and expand the list of margin transactions excepted from the prohibition to include margin deposits in connection with financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments (in the case of the Aggressive Growth Fund, Balanced Fund, Fixed Income Fund, Growth Fund and Value Fund). Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Funds would become subject to the following non-fundamental policies:

         Aggressive Growth Fund, Balanced Fund, Fixed Income Fund, Growth Fund
          and Value Fund:
         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

         Government Fund and Treasury Fund:
         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(i): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS'
            FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

         The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Trust believes the policies on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policies proposed to be eliminated which state:

         Each Fund Except Government Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. However, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge. (For purposes of this limitation, the segregation or collateral arrangements made in connection with the purchase of securities on a when-issued basis is not deemed to be a pledge.)"

         Government Fund:
         "The Fund will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge. For purposes of this limitation, the segregation or collateral arrangements made in connection with the purchase of securities on a when-issued basis are not deemed to be a pledge."

         The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. While the Funds are proposing to eliminate the percentage limitation on the amount of the Funds' assets that may be pledged (15% in the case of the Government Fund, 10% in the case of the other Funds), the Funds do not presently intend to exceed these limitations in the future.

         Upon the approval of the elimination of the existing fundamental policies on pledging assets, the Funds would become subject to the following non-fundamental policy:

         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                      PROPOSAL #4: TO ELIMINATE THE FUNDS'
           FUNDAMENTAL INVESTMENT POLICIES ON SELLING SECURITIES SHORT

         The Board has determined that the Funds' current fundamental investment policies pertaining to selling securities short are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operations issues, including a policy prohibiting short sales of securities. As a consequence of those restrictions, each Fund adopted an investment policy related to selling securities short and agreed that the policies would be changed only upon the approval of shareholders. Since the prohibition is no longer required under current law, and in order to maximize the Funds' flexibility in this area, the management of the Trust has recommended, and the Board has determined, that the policies should be removed. Notwithstanding the elimination of this fundamental restriction, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds' contemporaneously own or have the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short. Moreover, the Treasury Fund, as a money market fund, is subject to substantive regulation pursuant to Rule 2a-7 under the 1940 Act that has the effect of precluding the Treasury Fund from selling securities short.

         This Proposal will be voted on separately by each Fund, and the approval of the change for each Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below).

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

  PROPOSAL #5: TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT
             THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST
                      WITHOUT SEEKING SHAREHOLDER APPROVAL

         Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

          Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any class or series of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a class or series of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain.

         If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

         "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

         The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the shares of the Funds outstanding and entitled to vote, as described in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

          In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of each Fund is required to approve each Proposal for the Fund, except the election of Trustees, the ratification of the selection of the Auditors, and the amendment of the Declaration of Trust.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than 50% of the total number of outstanding shares of the Funds, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Aggressive Growth Fund:

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Balanced
Fund:

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Fixed Income Fund:

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Government Fund:

          At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Growth Fund:

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Treasury
Fund:

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Value
Fund:

Trustee Compensation



Name,                                     Aggregate                           Total Compensation Paid
Position With                           Compensation                            From Fund Complex+
Trust                                       From
                                           Trust1#
--------------------------------- -------------------------- ----------------------------------------------------------
John F. Donahue*@                            $0              $0 for the Trust and
Chairman and Trustee                                         56 other investment companies in the Fund Complex
Thomas G. Bigley                          $_______           $113,860.22 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
John T. Conroy, Jr.                       $_______           $125,264.48 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Nicholas P. Constantakis++                $_______           $________ for the Trust and
Trustee                                                      56 other investment companies in the Fund complex
William J. Copeland                       $_______           $125,264.48 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
James E. Dowd                             $_______           $125,264.48 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*                  $_______           $113,860.22 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.@                  $_______           $125,264.48 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Edward C. Gonzalez                           $0              $0 for the Trust and
Treasurer & Trustee                                          56 other investment companies in the Fund complex
Peter E. Madden                           $_______           $113,860.22 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
John E. Murray, Jr.                       $_______           $113,860.22 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Wesley W. Posvar                          $_______           $113,860.22 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
Marjorie P. Smuts                         $_______           $113,860.22 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex
John S. Walsh**                              $0              $0 for the Trust and
Trustee                                                      56 other investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended November 30, 1998.

# The aggregate compensation is provided for the Trust which is comprised of seven portfolios.

+ The information is provided for the last calendar year.

     ++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

** Mr. Walsh became a member of the Board of Trustees on January 1, 1999. He did not receive any fees from the Fund Complex as of the last calendar year.

         During the fiscal year ended November 30, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended November 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

October 22, 1930

Treasurer and Trustee

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.


Charles L. Davis, Jr.
Federated Investors Tower
Pittsburgh, PA

Birthdate: March 23, 1960

Vice President and Assistant Treasurer

Vice President and Assistant Treasurer of some of the Funds in the Federated Fund Complex.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended November 30, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Regions Funds, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


 SHAREHOLDERS                                   ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary
                                                                    May 11, 1999

                                  REGIONS FUNDS

                         Regions Aggressive Growth Fund
                              Regions Balanced Fund
                            Regions Fixed Income Fund
                               Regions Growth Fund
                    Regions Limited Maturity Government Fund
                       Regions Treasury Money Market Fund
                               Regions Value Fund

Investment Adviser
REGIONS BANK
CAPITAL MANAGEMENT GROUP
P.O. Box 10247
Birmingham, Alabama 35202


Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779


Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

















Cusip
Cusip
Cusip
Cusip
Cusip
Cusip
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Regions Aggressive Growth Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF REGIONS FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect  Thomas G.  Bigley,  Nicholas P.  Constantakis,
                  John F.  Cunningham,  J.  Christopher  Donahue,  Charles F.
                  Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as
                  Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                  Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 3 To make changes to the Fund's fundamental investment policies:

         3 (a) To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (c)    To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (d)    To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (e)    To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (f)    To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (h)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (i)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4        To eliminate the Fund's fundamental investment policy on
                    selling securities short

Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Regions Balanced Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF REGIONS FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect  Thomas G.  Bigley,  Nicholas P.  Constantakis,
                  John F.  Cunningham,  J.  Christopher  Donahue,  Charles F.
                  Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as
                  Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                    Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 3 To make changes to the Fund's fundamental investment policies:

         3 (a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (c)    To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (d)    To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (e)    To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (f)    To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (h)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (i)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4        To eliminate the Fund's fundamental investment policy on
                    selling securities short

Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Regions Fixed Income Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF REGIONS FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect  Thomas G.  Bigley,  Nicholas P.  Constantakis,
                  John F.  Cunningham,  J.  Christopher  Donahue,  Charles F.
                  Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as
                    Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                    Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 3 To make changes to the Fund's fundamental investment policies:

         3 (a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (b)    To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (c)    To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (d)    To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (e)    To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (f)    To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (h)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (i)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4        To eliminate the Fund's fundamental investment policy on
                    selling securities short


Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Regions Growth Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF REGIONS FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect  Thomas G.  Bigley,  Nicholas P.  Constantakis,
                  John F.  Cunningham,  J.  Christopher  Donahue,  Charles F.
                  Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as
                  Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                    Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 3 To make changes to the Fund's fundamental investment policies:

         3 (a) To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (c)    To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (d)    To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (e)    To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (f)    To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (h)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (i)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4        To eliminate the Fund's fundamental investment policy on
                    selling securities short


Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Regions Limited Maturity Government Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF REGIONS FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect  Thomas G.  Bigley,  Nicholas P.  Constantakis,
                  John F.  Cunningham,  J.  Christopher  Donahue,  Charles F.
                  Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as
                  Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                  Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 3 To make changes to the Fund's fundamental investment policies:

         3 (a) To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (c)    To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (d) To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (e) To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (f)    To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (h)    To amend, and to make  non-fundamental,  the Fund's
                 fundamental  investment  policy  regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4        To eliminate the Fund's fundamental investment policy on
                  selling securities short


Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Regions Treasury Money Market Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF REGIONS FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect  Thomas G.  Bigley,  Nicholas P.  Constantakis,
                  John F.  Cunningham,  J.  Christopher  Donahue,  Charles F.
                  Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as
                  Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                  Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 3 To make changes to the Fund's fundamental investment policies:

         3 (a) To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (c) To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (d) To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (e) To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (f) To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (i)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4        To eliminate the Fund's fundamental investment policy on
                  selling securities short

Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Regions Value Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF REGIONS FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect  Thomas G.  Bigley,  Nicholas P.  Constantakis,
                  John F.  Cunningham,  J.  Christopher  Donahue,  Charles F.
                  Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as
                  Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2        To ratify the selection of Deloitte & Touche LLP as the
                 Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 3 To make changes to the Fund's fundamental investment policies:

         3 (a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (c) To amend the Fund's fundamental investment policy regarding investments in real estate
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (d) To amend the Fund's fundamental investment policy regarding investments in commodities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (e)    To amend the Fund's fundamental investment policy regarding underwriting securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (f) To amend the Fund's fundamental investment policy regarding lending by the Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (h)    To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


         3 (i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal 4        To eliminate the Fund's fundamental investment policy on
                  selling securities short


Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                              Dated


                                    Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com